INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES

7. INCOME TAXES:

Tax losses amounted to approximately $4,500,000 and $2,700,000 for the years ended December 31, 2011 and December 31, 2010, respectively. The Company's Federal net operating loss carryforward amounts to approximately $18,006,000 and expires through 2031. The Company's remaining New Jersey net operating loss carryforward amounts to approximately $9,888,000 and expires through 2018. These loss carryforwards are subject to limitation in future years should certain ownership changes occur. A full valuation allowance equal to the deferred tax asset has been recorded due to the uncertainty that the Company will have the ability to utilize such asset.

For the years ended December 31, 2011 and December 31, 2010, respectively, the Company's effective tax rate differs from the federal statutory rate principally due to net operating losses offset by certain non-deductible expenses for which no benefit has been recorded.

A reconciliation of the Federal statutory rate to the Company's effective tax rate for the years ended December 31, 2011 and December 31, 2010 is as follows:

	2011	2010
Federal statutory rate	(34.0)%	(34.0)%
Decrease resulting from:
Non-deductible expenses	5.9	-
Timing differences	-	1.3
Change in valuation allowance	25.0	31.6
Net operating losses	3.1	1.1
Effective tax rate	-%	-%